OSTERWEIS STRATEGIC INCOME FUND – OSTIX

Supplement dated September 27, 2024 to the Prospectus dated June 30, 2024

On September 25, 2024, the Board of Trustees of Professionally Managed Portfolios approved a change to the dividend payment frequency of the Osterweis Strategic Income Fund (the “Fund”) from a quarterly basis to a monthly basis.

Accordingly, effective October 1, 2024, the information disclosed in the section titled “DIVIDENDS AND DISTRIBUTIONS” on page 55 of the Fund’s Prospectus is deleted in its entirety and replaced with the following:

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and distributions from net profits from the sale of securities are distributed at least annually. Net investment income generally consists of interest income and dividends received on investments, less expenses.

The Osterweis Fund and the Osterweis Opportunity Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Osterweis Strategic Income Fund will pay dividends at least monthly and distribute capital gains, if any, at least annually, typically in December. The Osterweis Growth & Income Fund will pay dividends at least quarterly and distribute capital gains, if any, at least annually, typically in December. A Fund may make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 in December. A Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in additional Fund shares unless you choose to receive dividends and/or capital gains in cash. Distributions will be taxable whether received in cash or reinvested in additional shares. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date for the distribution, or call the Transfer Agent at (866) 236-0050. If you elect to receive distributions and/or capital gains paid in cash and the U.S. Postal Service cannot deliver your check or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your account at the Funds’ then current NAV and to reinvest all subsequent distributions. A dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes.

Please retain this supplement with the Prospectus for your reference.

OSTERWEIS STRATEGIC INCOME FUND – OSTIX

Supplement dated September 27, 2024 to the
Statement of Additional Information (“SAI”) dated June 30, 2024

On September 25, 2024, the Board of Trustees of Professionally Managed Portfolios approved a change to the dividend payment frequency of the Osterweis Strategic Income Fund (the “Fund”) from a quarterly basis to a monthly basis.

Accordingly, effective October 1, 2024, the information disclosed in the section titled “DISTRIBUTIONS AND TAX INFORMATION” under the sub-section titled “Distributions” on page 53 of the Fund’s SAI is deleted in its entirety and replaced with the following:

Distributions

For the Osterweis Fund and the Osterweis Opportunity Fund, dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. For the Osterweis Strategic Income Fund, dividends from net investment income are generally made monthly and distributions from net profits from the sale of securities are generally made annually. For the Osterweis Growth & Income Fund, dividends from net investment income are generally made quarterly and distributions from net profits from the sale of securities are generally made annually. Also, each Fund expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the twelve months ended October 31 of each year will also be distributed by December 31 of each year.

In February of each year, the Funds will issue to each shareholder a statement of the federal income tax status of all distributions made during the previous year. The form and character of each distribution will be specified by the Fund in a notice to shareholders.

Please retain this supplement with the SAI for your reference.